UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

Kibush Capital Corporation

(Exact name of Registrant as specified in its charter)

Nevada	000-55256	57-1218088
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation or organization)	File Number)	I.D. No.)

c/o McGee Law Firm, LLC

5635 N. Scottsdale Road, Suite 170

Scottsdale, Arizona 85250

Phone: +(61) 3 9846 4288

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

[ ]	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2016, Kibush Capital Corporation (the “Company”) and others commenced a proceeding in the Supreme Court of Victoria in Australia, Proceeding No. SECI 2016 001205 (“Proceeding”) alleging that certain shareholders among others had acted oppressively to it, within the meaning of the Corporations Act 2001 (Cth), in connection with the affairs of Angel Jade Pty Ltd (“Angel Jade”). Without admission of liability, Angel Jade and others have settled the Proceeding with the Company. The Company states that it does not now own any shares of Angel Jade.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 10, 2017, (the “Closing Date”), the Company settled the Proceeding and will receive AUS $175,000 ($134,342 USD) as consideration for the settlement of the Proceeding.

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SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kibush Capital Corporation

Dated: February 14, 2017	By:	/s/ Warren Sheppard
Warren Sheppard
President/CEO

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